Exhibit 23.2




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 relating to the 1996 Outside Directors Plan, of our report on Security Capital Group Incorporated report dated March 16, 2001 and to all references to our Firm included in or made a part of this registration statement.


                                           ARTHUR ANDERSEN LLP



Chicago, Illinois
July 18, 2001